SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                            TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported):    February 05, 2002
(January 31, 2002)                                            ------------------
 -----------------

                                Netgateway, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)


             000-27941                                87-0591719
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      (Commission File Number                (IRS Employer Identification No.)


  754 East Technology Avenue, Orem, Utah                84097
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 (Address of Principal Executive Offices)             (Zip Code)


                                  801.227.0004
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

Item 4.  Changes in Registrant's Certifying Accountant.

On February 4, 2002, the registrant engaged Grant Thornton, LLP as its independent auditor following its dismissal, effective January 31, 2002, of Richard A. Eisner & Company, LLP ("Eisner"). The registrant's Board of Directors approved the engagement of Grant Thornton, LLP and the dismissal of Eisner.

Eisner had served as the registrant's independent accountants since April 4, 2001. Eisner's auditors' report on the consolidated financial statements of the registrant and subsidiaries as of and for the year ended June 30, 2001 contained a separate paragraph stating that "the Company has suffered recurring net losses and has a capital deficit that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 4. The financial statements do not include any adjustments that might result from the outcome of this uncertainty." Except as noted above, Eisner's report on the registrant's financial statements for the fiscal year ended June 30, 2001 contained no adverse opinions or disclaimer of opinions, and were not qualified as to audit scope, accounting principles, or uncertainties.

As required by applicable rules of the Securities and Exchange Commission, the registrant notified Eisner that during the most recent fiscal year and the interim period from July 1, 2001 through January 31, 2002, the registrant was unaware of any disputes between the registrant and Eisner as to matters of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which disagreements, if not resolved to the satisfaction of Eisner, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

The registrant requested that Eisner furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter received by the registrant from Eisner with respect to the registrant's request, addressed to the Securities and Exchange Commission, is filed as Exhibit 16.1 to this Form 8-K.

Effective February 4, 2002, the registrant engaged Grant Thornton, LLP as its independent auditors with respect to the registrant's fiscal year ending June 30, 2002. Grant Thorton, LLP had previously been retained by the registrant on an interim basis during the registrant's previous fiscal year, from January 22, 2001 to April 4, 2001. Grant Thornton, LLP had reviewed the registrant's interim financial statements for the quarter ended December 31, 2000, but did not issue any reports thereon for the registrant. Other than this limited engagement, during the registrant's most recent fiscal year and through February 4, 2002, the registrant had not consulted with Grant Thornton, LLP regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the registrant's financial statements, and neither a written report was provided to the registrant nor was oral advice provided that Grant Thornton, LLP concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304
(a)(1)(v) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements.  Not Applicable.
                  --------------------

         (b)      Pro Forma Financial Information.  Not Applicable.
                  -------------------------------

         (c)      Exhibits.
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                    16.1 Letter  from  Richard  A.  Eisner  &  Company,  LLP  to
                         Securities  & Exchange  Commission  dated  February  5,
                         2002.





                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Netgateway, Inc.


Date: February  5, 2002          By: /s/ Frank C. Heyman
      -----------------------        -------------------------------------------
                                        Frank C. Heyman, Chief Financial Officer